                            STRAIT CROSSING JOINT VENTURE
                           STRAIT CROSSING DEVELOPMENT INC.











                                 WITHDRAWAL AGREEMENT







                                 As of March 29, 1996

                                  TABLE OF CONTENTS

                                      ARTICLE I
                                    INTERPRETATION

         1.1  Defined Terms..................................................  4
         1.2  Currency.......................................................  7
         1.3  Sections and Headings..........................................  7
         1.4  Number, Gender and Persons.....................................  7
         1.5  Entire Agreement...............................................  8
         1.6  Time of Essence................................................  8
         1.7  Applicable Law.................................................  8
         1.8  Successors and Assigns.........................................  8
         1.9  Amendments and Waivers.........................................  8
         1.10 Schedules......................................................  8

                                      ARTICLE II
                    WITHDRAWAL OF NORTHERN FROM THE JOINT VENTURE

         2.1  Withdrawal of Northern from the Joint Venture..................  9
         2.2  Assignment and Transfer of Ownership Interests.................  9
         2.3  Representations of and to Northern............................. 10
         2.4  Releases....................................................... 10
         2.5  Indemnification................................................ 12
         2.6  Assumption of Northern's Liabilities........................... 15

                                     ARTICLE III
                              PARENT COMPANY OBLIGATIONS

         3.1  Release, Indemnification and Assumption of Liabilities of MKD
              and MKO........................................................ 16
         3.2  Transfer of MKD and MKO Interests.............................. 17
         3.3  Release of GTM, BNNV and SCI................................... 17
         3.4  Developer Loan Release......................................... 18
         3.5  Parent Company Further Assurances.............................. 18

                                      ARTICLE IV
                         TRANSFER OF SHARES OF THE DEVELOPER

         4.1  Representation of Northern..................................... 18
         4.2  Transfer of the Developer Shares............................... 19
         4.3  Assignment of BNC Note......................................... 19
         4.4  BNNV Guarantee................................................. 19
         4.5  SCDI Shareholders Agreement.................................... 19

                                      ARTICLE V
                                      CONDITIONS

         5.1  Conditions..................................................... 20
         5.2  Covenants to Satisfy Conditions................................ 21

                                      ARTICLE VI
                                       CLOSING

         6.1  Place of Closing............................................... 22
         6.2  Further Assurances and Power of Attorney....................... 22

                                     ARTICLE VII
                              INDEMNIFICATION PROCEDURES

         7.1  Notice of Claim................................................ 22
         7.2  Third party Claims............................................. 23
         7.3  Settlement of Third Party Claims............................... 23
         7.4  Co-operation................................................... 24
         7.5  Direct Claims.................................................. 24
         7.6  Authority to Bind.............................................. 24

                                     ARTICLE VIII
                        GENERAL REPRESENTATIONS AND WARRANTIES

         8.1  Representations and Warranties................................. 25

                                      ARTICLE IX
                                    MISCELLANEOUS

         9.1  Notices........................................................ 26
         9.2  Legal Fees and Disbursements................................... 27
         9.3  Counterparts................................................... 28

                                      SCHEDULES

         Schedule 2.8(a)     -    Contractor Agreements
         Schedule 2.8(b)     -    Developer Agreements
         Schedule 3.3(a)     -    Form of Parent Company Consent and
                                  Acknowledgement

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                                         iii


         Schedule 5.1(a)     -    Form of Consent and Acknowledgement of the
                                  Government
         Schedule 5.1(b)     -    Form of Release by Government
         Schedule 5.1(c)     -    Form of Release by the Developer
         Schedule 5.1(d)     -    Form of Rider Regarding Amendment to Contract
                                  and Withdrawal of Joint Venturer

                                 WITHDRAWAL AGREEMENT

         MEMORANDUM OF AGREEMENT made as of the 29th day of March, 1996.

B E T W E E N:

                   BALLAST NEDAM N.V.,
                   a corporation existing under the laws of the Netherlands,

                   (hereinafter referred to as "BNNV"),

                                                      OF THE FIRST PART,
                                       - and -

                   BALLAST NEDAM CANADA LIMITED,
                   a corporation existing under the laws of the Province of Alberta,

                   (hereinafter referred to as "BNC"),

                                                      OF THE SECOND PART,

                                       - and -

                   G.T.M.I. (CANADA) INC.,
                   a corporation existing under the laws
                   of the Province of Quebec,

                   (hereinafter referred to as "GT Canada"),

                                                      OF THE THIRD PART,

                                       - and -

                   GTM-ENTREPOSE, S.A.,
                   a corporation existing under the laws of France,

                   (hereinafter referred to as "GTM"),

                                                      OF THE FOURTH PART,

                                       - and -

                   GTM INTERNATIONAL, S.A.,
                   a corporation existing under the laws of France,

                   (hereinafter referred to as "GTM International"),

                                                      OF THE FIFTH PART,

                                       - and -

                   MORRISON KNUDSEN CORPORATION,
                   a corporation existing under the laws of the State of Delaware,

                   (hereinafter referred to as "MKD"),

                                                      OF THE SIXTH PART,

                                       - and -

                   MORRISON KNUDSEN CORPORATION,
                   a corporation existing under the laws of the State of Ohio,

                   (hereinafter referred to as "MKO"),

                                                      OF THE SEVENTH PART,

                                       - and -

                   NORTHERN CONSTRUCTION COMPANY LTD.,
                   a corporation existing under the laws of Canada,

                   (hereinafter referred to as "Northern"),

                                                      OF THE EIGHTH PART,

                                       - and -

                   STRAIT CROSSING INC.,
                   a corporation existing under the laws of the Province of Prince Edward Island,

                   (hereinafter referred to as "SCI"),

                                                      OF THE NINTH PART,

                                       - and -

                   STRAIT CROSSING DEVELOPMENT INC.,
                   a corporation existing under the
                   laws of the Province of Ontario,

                   (hereinafter referred to as the "Developer"),

                                                      OF THE TENTH PART,

                                       - and -

                   STRAIT CROSSING BRIDGE LIMITED,
                   a corporation existing under the
                   Business Corporations Act (Ontario),

                   (hereinafter referred to as "SCBL"),

                                                      OF THE ELEVENTH PART,

                                       - and -

                   BALLAST NEDAM INTERNATIONAL B.V.,
                   a corporation existing under the
                   laws of the Netherlands,

                   (hereinafter referred to as "BNIBV"),

                                                      OF THE TWELFTH PART,

                                       - and -

                   BALLAST NEDAM CANADA B.V.
                   a corporation existing under the
                   laws of the Netherlands,

                   (hereinafter referred to as "BNCBV"),

                                                      OF THE THIRTEENTH PART.


         THIS AGREEMENT WITNESSES THAT in consideration of the respective covenants, agreements, representations, warranties and indemnities of the parties herein contained and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), the parties agree as follows:


                                      ARTICLE I
                                    INTERPRETATION

    2.   DEFINED TERMS

              For the purposes of this Agreement, unless the context otherwise requires, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

         (i) "Affiliate" shall have the meaning attributed thereto in the Business Corporations Act (Ontario) as in force on the Closing Date, provided that when referring to MKC and its Affiliates, "Affiliate" shall not include MK Rail Corporation;

         (ii) "Assignment Proportion" shall mean in respect of GT Canada, GTM International and GTM 58.06% and in respect of BNC, BNIBV and BNNV 41.94%;

         (iii) "Atlas" shall mean Atlas Construction Inc., a corporation existing under the laws of the Province of Quebec;

         (iv) "Bonds" shall mean any performance bond, labour and materials payment bond or other form of payment, performance, indemnity or maintenance bond as contemplated by, or provided pursuant to, the Project Agreements;

         (v) "Bridge Operating Agreement" shall mean the agreement so entitled between the Developer and the Government made as of October 7, 1993, as amended by agreement made as of September 30, 1994;

         (vi) "Business Day" shall mean any day, other than a Saturday or a Sunday, on which the main branches of the Royal Bank of Canada, the Bank of Nova Scotia and the Bank of Montreal in Toronto, Ontario are open for business;

         (vii) "Claim" shall mean any and all actions, causes of action, suits, debts, duties, accounts, bonds, covenants, contracts, claims, demands, liabilities or obligations of any kind or nature, whether known or unknown, whatsoever;

         (viii) "Closing Date" shall mean March 29, 1996 or such other date as the parties may mutually determine;

         (ix) "Construction Contract" shall mean the agreement dated October 7, 1993 among the Developer and SCI, GT Canada and Northern in their respective capacities as members of Contractor, as amended by agreement dated September 30, 1994 among such parties and BNC, and as further amended by agreement dated February 22, 1996;

         (x) "Contractor" shall mean, collectively, SCI, GT Canada, BNC (and, prior to giving effect to the withdrawal provided for in this Agreement, but not thereafter, Northern) jointly and severally in their capacities as Members of The Strait Crossing Joint Venture and any other Persons who may from time to time become a party to the Joint Venture Agreement in compliance with subsection 15.2(c) of the Construction Contract, but only in such Person's capacity as a Member of The Strait Crossing Joint Venture under the Joint Venture Agreement;

         (xi) "Contractor Security" shall have the meaning set out in Schedule "A" to the Development Agreement as in force on the day preceding the Closing Date;

         (xii) "Development Agreement" shall mean the agreement so entitled between the Developer and the Government made as of October 7, 1993, amended by agreement made as of September 30, 1994;

         (xiii) "Facility" shall have the meaning set out in Schedule "A" to the Development Agreement as in force on the day preceding the Closing Date;

         (xiv) "Government" shall mean Her Majesty the Queen in right of Canada as represented by the Minister of Supply and Services and of Public Works;

         (xv) "Independent Engineer" shall mean the Person identified as such in the Independent Engineer Retainer Agreement;

         (xvi) "Independent Engineer Retainer Agreement" shall mean the agreement so entitled among the Developer, the Contractor, Buckland & Taylor Ltd. and the Government made as of October 7, 1993;

         (xvii) "Joint Venture" shall mean the joint venture among the Members existing pursuant to the Joint Venture Agreement;

         (xviii) "Joint Venture Agreement" shall mean the First Amended and Restated Joint Venture Agreement made as of February 27, 1996 among SCI, Northern, GT Canada and BNC;

         (xix) "Member" shall mean any one of SCI, GT Canada or BNC (and, prior to giving effect to the withdrawal provided for in this Agreement, but not thereafter, Northern), or any other Person who becomes party to the Joint Venture Agreement and to whom rights and obligations are assigned pursuant to subsection 15.2(c) of the Construction Contract, but only in such Person's capacity as a member of The Strait Crossing Joint Venture;

         (xx)      "MKC" shall mean, collectively, MKD and MKO;

         (xxi) "Parent Company Guarantee Agreement" shall mean the Second Amended and Restated Parent Company Guarantee Agreement made as of February 27, 1996 among MKD, MKO, GTM, SCI and BNNV;

         (xxii) "Parent Companies' Contractor Guarantee" shall mean the guarantee so entitled made as of October 7, 1993 by MKD, MKO and GTM in favour of the Developer, as modified by a declaration in writing made as of September 30, 1994 by BNNV;

         (xxiii) "Parent Companies' Developer Guarantee" shall mean the guarantee so entitled made as of October 7, 1993 by MKD, MKO and GTM in favour of the Government, as modified by a declaration in writing made as of September 30, 1994 by BNNV;

         (xxiv) "Percentage Participation" of each Member shall be, after giving effect to the transactions provided for in this
                   Agreement:

                   GT Canada      49.9%
                   BNC            35.1%
                   SCI            15.0%;

         (xxv) "Person" shall mean an individual, corporation, partnership, limited partnership, limited liability company, joint venture, trust, union, unincorporated association, public authority, government, and the heirs, executors, legal representatives or administrators of an individual;

         (xxvi) "Project" shall have the meaning set out in Schedule "A" to the Development Agreement as in force on the day preceding the Closing Date;

         (xxvii) "Project Agreements" shall have the meaning set out in Schedule "A" to the Development Agreement as in force on the day preceding the Closing Date;

         (xxviii) "Project Trust Agreement" shall mean the agreement so entitled among the Developer, the Contractor, Montreal Trust Company of Canada, as trustee, the Provinces of New Brunswick and Prince Edward Island and the Government made as of October 7, 1993, as amended by agreement made as of September 30, 1994;

         (xxix) "Project Trustee" shall mean the Person identified as such in the Project Trust Agreement;

         (xxx) "SCDI Shareholders Agreement" shall mean the Second Amended and Restated Unanimous Shareholders Agreement made as of February 27, 1996 among SCI, Northern, GT Canada, BNC, Atlas and the Developer;

         (xxxi) "Security" shall have the meaning set out in Schedule "A" to the Development Agreement as in force on the day preceding the Closing Date;

         (xxxii) "Security Trustee" shall have the meaning set out in Schedule "A" to the Development Agreement as in force on the day preceding the Closing Date;

         (xxxiii) "Sureties" shall mean, collectively, American Home Assurance Company, Commerce and Industry Insurance Company of Canada, Zurich Insurance Company and The Guarantee Company of North America;

         (xxxiv) "Technical Service Agreement" shall mean the agreement made as of January 1, 1996 among MKO and the Contractor;

         (xxxv) "Time Of Closing" shall mean 10:00 a.m. (Toronto time) on the Closing Date, or such other time on the Closing Date as the parties may mutually determine;

         (xxxvi) "Transferred Interest" shall have the meaning attributed to such term in section 2.2 of this Agreement;

         (xxxvii) "Work" shall have the meaning set out in Schedule A to the Development Agreement as in force on the day preceding the Closing Date.

    (b)  CURRENCY

              Unless otherwise indicated, all dollar amounts in this Agreement are expressed in Canadian funds.

    (c)  SECTIONS AND HEADINGS

              The division of this Agreement into Articles, sections and subsections and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to an Article, section, subsection or Schedule refers to the specified Article, section or subsection of or Schedule to this Agreement.

    (d)  NUMBER, GENDER AND PERSONS

              In this Agreement, words importing the singular number only shall include the plural and VICE VERSA, words importing gender shall include all genders and words importing persons shall include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind whatsoever.

    (e)  ENTIRE AGREEMENT

              This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as herein provided.

    (f)  TIME OF ESSENCE

              Time shall be of the essence of this Agreement.

    (g)  APPLICABLE LAW

              This Agreement shall be construed, interpreted and enforced in accordance with, and the respective rights and obligations of the parties shall be governed by, the laws of the Province of Ontario and the federal laws of Canada applicable therein, and each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of such province and all courts competent to hear appeals therefrom.

    (h)  SUCCESSORS AND ASSIGNS

              This Agreement shall enure to the benefit of and shall be binding on and enforceable by the parties and, where the context so permits, their respective successors and permitted assigns. No party may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto.

    (i)  AMENDMENTS AND WAIVERS

              No amendment or waiver of any provision of this Agreement shall be binding on any party unless consented to in writing by such party. No waiver of any provision of this Agreement shall constitute a waiver of any other provision, nor shall any waiver constitute a continuing waiver unless otherwise provided.

    (j)  SCHEDULES

              The following Schedules are attached to and form part of this
Agreement:

         Schedule 2.8(a)     -    Contractor Agreements
         Schedule 2.8(b)     -    Developer Agreements
         Schedule 3.3(a)     -    Form of Parent Company Consent and
                                  Acknowledgement
         Schedule 5.1(a)     -    Form of Consent of the Government
         Schedule 5.1(b)     -    Form of Release by Government
         Schedule 5.1(c)     -    Form of Release by the Developer
         Schedule 5.1(d)     -    Form of Rider Regarding Amendment to Contract
                                  and Withdrawal of Joint Venturer

                                      ARTICLE II
                    WITHDRAWAL OF NORTHERN FROM THE JOINT VENTURE

    (a)  WITHDRAWAL OF NORTHERN FROM THE JOINT VENTURE

              Subject to the provisions of and in consideration of the respective covenants and representations contained in this Agreement, the parties agree that effective the Closing Date, Northern withdraws from and is no longer a member of the Joint Venture. From and as of the Closing Date, all notices, letterhead, advertising and documentation issued by the Joint Venture or by any party hereto in respect of or that identifies the Members of the Joint Venture shall not identify in any way Northern as a Member of the Joint Venture. From and as of the Closing Date, neither Northern nor MKC nor any of their respective Affiliates shall identify itself as a current participant in the Project or as a member of the Joint Venture and shall not produce or reprint any advertising or promotional materials of any kind or in any form which describe or refer to the participation or former participation of Northern or MKC in the Project, the Work or Joint Venture.

    (b)  ASSIGNMENT AND TRANSFER OF OWNERSHIP INTERESTS

              Northern, on its own behalf and on behalf of its Affiliates, hereby assigns and transfers to GT Canada and BNC in their respective Assignment Proportions on a non-recourse basis and without any representation or warranty except as expressly set out in this Agreement and subject to the Security and Contractor Security, all of the interests of Northern and its Affiliates in the Joint Venture, including, without limitation, (i) all of the rights and entitlements of Northern and any of its Affiliates under the Joint Venture Agreement, and all of the interest of Northern and any of its Affiliates in any and all property, assets or rights used primarily in connection with or otherwise relating to the Facility or the Project, whether real or personal, tangible or intangible, of every kind and description, including any right to use any assets, goods or services contributed or otherwise provided to, or procured for, the Project or the Facility or the performance of the Work by Northern or any of its Affiliates and (ii) all of the interest of Northern and any of its Affiliates in and rights to its capital account in the Joint Venture and all other accounts payable to Northern by the Joint Venture, in each case subject to all applicable terms of the Joint Venture Agreement and with all applicable interest thereon accrued to and as at the Closing Date as recorded in the books and records of the Joint Venture (collectively, the "Transferred Interest"), and the Members consent to such assignment and transfer and shall record it in the books and records of the Joint Venture; PROVIDED THAT if any consent of any third party is required to the assignment by Northern of any of its right, title or interest in any contract or agreement and such consent is not obtained prior to the Closing Date, Northern will hold all of its right, title and interest in that contract or agreement in trust for GT Canada and BNC in their respective Assignment Proportions until, and the assignment by Northern of its right, title and interest in such contract or agreement will not become effective until, the consent of such third party has been obtained.

    (c)  REPRESENTATIONS OF AND TO NORTHERN

         (i) Northern hereby represents and warrants to GT Canada and BNC that: (i) Northern is the beneficial owner of the Transferred Interest with good and marketable title thereto and that at the Time of Closing the Transferred Interest will be free and clear of all encumbrances, other than encumbrances in favour of the Government or the Security Trustee or any party hereto, and (ii) except with respect to the Joint Venture Agreement, Northern is not in default in performance of any obligation of Northern under any agreement entered into by Northern in its capacity as a Member of the Joint Venture, or any agreement entered into by Northern or any of its Affiliates that relates to any assets, goods or services contributed or otherwise provided to, or procured for, the Project or the Facility or the performance of the Work (an "Ancillary Northern Agreement"). Notwithstanding the foregoing, Northern makes no representation or warranty as to any agreement that is or has been approved or acquiesced in by an officer of any other Member of the Joint Venture or any of their respective Affiliates or a member of the senior management of the Joint Venture.

         (ii) GT Canada, BNC and SCI represent and warrant that they and each of them have no knowledge, without independent inquiry, of any default or alleged default by Northern of Northern's obligations under any Ancillary Northern Agreement.

    (d)  RELEASES

         (i) Each of GT Canada, BNC, SCI and the Developer hereby releases and forever discharges Northern and its Affiliates and their respective current and former directors, officers, employees, and agents (collectively, the "Northern Releasees") from any and all Claims that GT Canada, BNC, SCI or the Developer may now have or hereafter can, shall or may have or assert against any Northern Releasee for or by reason of or in any way arising out of any cause, matter or thing relating to the Project or the Facility or the performance or non-performance of the Work or pursuant to any of the obligations of Northern under the Joint Venture Agreement or under the Developer Shareholders Agreement, or of Northern or the Contractor pursuant to any Project Agreement or any other agreement entered into by the Contractor or by Northern in its capacity as a Member of the Joint Venture in relation to the Project, the Facility or the performance of the Work, including any direct Claims which any of GT Canada, BNC, SCI or the Developer may have against any Northern Releasee or any indirect Claim which any Person may have against any Northern Releasee as a result of a Claim being made by any third party against any of GT Canada, BNC, SCI or the Developer in relation to the Project, the Facility or the performance or non-performance of the Work; PROVIDED THAT the foregoing releases shall not extend or apply to:

                (i) any Claim arising out of any cause, matter or thing that occurred prior to the Closing Date that is asserted against Northern for which Northern and not any other Member of the Joint Venture would have been liable had Northern remained as a Member of the Joint Venture; PROVIDED THAT the exclusion contained in this subclause (i) shall not apply to any cause, matter or thing (x) for which Northern would have been entitled to claim full or partial indemnity from any other Member or any of their Affiliates under the Joint Venture Agreement or any other agreement related to the Project, or (y) arising out of the performance of the Work by Northern, its Affiliates or its employees (other than arising out of the wilful misconduct or fraud of Northern, its Affiliates or its employees), or
                        (z) arising out of any agreement or the performance of any agreement relating to the Project that is or has been approved or acquiesced in by an officer of any other Member or any of their respective Affiliates or a member of the senior management of the Joint Venture;

               (ii) any Claim arising out of any cause, matter or thing that occurred prior to the Closing Date that is asserted against any Northern Releasee pursuant to the last sentence of Paragraph 5 of the Joint Venture Agreement or that is asserted by any employee or former employee of any Northern Releasee for payment of wages, or termination, or otherwise arising from the employment of such employees by any Northern Releasee;

              (iii) any Claim asserted against any Northern Releasee for breach of any representation, warranty or covenant under this Agreement; and

              (iv)      any Claim for taxes payable by any Northern Releasee.

(all such excluded liabilities being hereinafter referred to as "Northern Excluded Obligations").

         (ii) Northern hereby releases and forever discharges each of GT
Canada, BNC, SCI and the Developer, and their respective Affiliates, and their respective current and former directors, officers, employees and agents (collectively, the "Member Releasees") from any and all Claims which Northern may now have or hereafter can, shall or may have or assert against any Member Releasee for or by reason of or in any way arising out of any cause, matter or thing relating to the Project or the Facility or the performance or non-performance of the Work or pursuant to any of the respective obligations of GT Canada, BNC or SCI under the Joint Venture Agreement or under the Developer Shareholders Agreement, or of GT Canada, BNC, SCI or the Contractor pursuant to any Project Agreement or any other agreement entered into by the Contractor or by GT Canada, BNC or SCI in their respective capacities as Members of the Joint Venture in relation to the Project, the Facility or the performance of the Work, including any direct Claims which Northern may have against any Member Releasee or any indirect Claim which any Person may have against any

Member Releasee as a result of a Claim being made by any third party against Northern in relation to the Project, the Facility or the performance or non-performance of the Work; PROVIDED THAT, this release shall not be a release of:

                (i)     any of the Transferred Interest;

               (ii) the Joint Venture's obligations to repay Northern's capital account in the Joint Venture and interest accrued thereon and all other accounts payable to Northern by the Joint Venture;

              (iii) any Claim which Northern may have pursuant to this Agreement including, without limitation, pursuant to section 2.5 hereof; or

              (iv)      any Claim for taxes payable by any Member Releasee.

    (e)  INDEMNIFICATION

         (i) Each of GT Canada and BNC severally to the extent of its respective Assignment Proportion, hereby indemnifies and holds harmless Northern, MKD and MKO and their respective Affiliates against any Claim brought against or incurred or suffered by, Northern, MKD or MKO or any of their respective Affiliates, which has arisen or may now or hereafter arise out of any cause, matter or thing relating to the Project or the Facility or the performance or non-performance of the Work or pursuant to any of the obligations of Northern under the Joint Venture Agreement or under the SCDI Shareholders Agreement, or of Northern or the Contractor pursuant to any Project Agreement or any other agreement entered into by the Contractor or by Northern in its capacity as a Member of the Joint Venture in relation to the Project, the Facility or the performance of the Work; PROVIDED THAT, this indemnification shall not apply or extend to the Northern Excluded Obligations.

              (i) Each of GTM and BNNV hereby unconditionally and irrevocably guarantees to MKD, MKO, Northern and their respective Affiliates (collectively, the "Releasee Guarantee Obligees") the due and punctual payment and performance by GT Canada and BNC, respectively, of their respective several obligations now or at any time or from time to time hereafter arising under subsection 2.5(a) (the "Releasee Obligations"). Each of GTM and BNNV severally to the extent of its respective Assignment Proportion hereby also agrees to pay all costs and expenses incurred by the Releasee Guarantee Obligees in enforcing their rights hereunder, including, without limitation, the reasonable fees and disbursements of counsel for the Releasee Guarantee Obligees, in connection with such enforcement.

              (ii) The guarantee provided for in clause (i) above shall continue irrespective of any change in the name, objects, powers, capital or constitution of GT Canada or BNC.

              (iii) The Releasee Guarantee Obligees shall not be bound or obliged to exhaust their recourse against GT Canada or BNC or any other persons or any securities or collateral they may hold or to take any other action (other than make demand as hereinafter set forth) before being entitled to demand payment from GTM and/or BNNV hereunder.

              (iv) The guarantee provided for in clause (i) above shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of the Releasee Obligations is rescinded or must otherwise be returned by the Releasee Guarantee Obligees upon the insolvency, bankruptcy, dissolution or reorganization of GT Canada or BNC or upon, or as a result of, the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to GT Canada or BNC or any substantial part of the property of either of them, or otherwise, all as though such payment had not been made.

              (v) Each of GTM and/or BNNV shall make payment to the Releasee Guarantee Obligees of the amount of its several liability, if any, hereunder forthwith after demand therefor is made to GTM and BNNV in writing, with no further or other obligation of the Releasee Guarantee Obligees to make demand or presentment or to give notice. GTM and BNNV hereby waive notice of acceptance of this instrument. Except as expressly otherwise provided herein, nothing herein shall constitute a waiver of any defence which GTM and/or BNNV or their respective Affiliates may have.

              (vi) The guarantee provided for in clause (i) above is in addition and without prejudice to any guarantees or securities of any kind (including, without limitation, guarantees whether or not in the same form as this instrument) now or hereafter held by the Releasee Guarantee Obligees.

              (vii) Upon payment and fulfilment of all of the indebtedness and obligations of GT Canada and BNC to the Releasee Guarantee Obligees and the fulfilment of all indebtedness and obligations of GTM and BNNV pursuant to the guarantee, the rights granted pursuant to such guarantee shall cease and become null and void and the Releasee Guarantee Obligees shall, at the request of GTM and BNNV, execute and deliver to GTM and BNNV such deeds or other instruments as shall be required to release and discharge GTM and BNNV from their covenants under this subsection 2.5(b).

              (viii) The guarantee provided for in clause (i) above is a continuing guarantee and shall (x) remain in full force and effect until payment and performance in full of the Releasee Obligations, (y) be binding upon GTM and BNNV, their respective successors and assigns, and (z) enure to the benefit of and be enforceable by the Releasee Guarantee Obligees and their respective successors, transferees and assigns.

         (iii) Northern hereby indemnifies and holds harmless each of GT Canada, BNC, SCI and the Developer (an "Indemnitee") against any Claim brought against or incurred or suffered by an Indemnitee from any Northern Excluded Obligations.

         (iv) (i) MKD and MKO hereby jointly and severally unconditionally and irrevocably guarantee to each of GT Canada, BNC, SCI and the Developer and their Affiliates (collectively, the "Indemnity Guarantee Obligees") the due and punctual payment and performance by Northern of its obligations now or at any time or from time to time hereafter arising under subsection 2.5(c) (the "Indemnity Obligations"). MKD and MKO jointly and severally hereby also agree to pay all costs and expenses incurred by the Indemnity Guarantee Obligees in enforcing their rights hereunder, including, without limitation, the reasonable fees and disbursements of counsel for the Indemnity Guarantee Obligees, in connection with such enforcement.

              (ii) The guarantee provided for in clause (i) above shall continue irrespective of any change in the name, objects, powers, capital or constitution of MKD or MKO.

              (iii) The Indemnity Guarantee Obligees shall not be bound or obliged to exhaust their recourse against Northern or any other persons or any securities or collateral they may hold or to take any other action (other than make demand as hereinafter set forth) before being entitled to demand payment from MKD and/or MKO hereunder.

              (iv) The guarantee provided for in clause (i) above shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of the Indemnity Obligations is rescinded or must otherwise be returned by the Indemnity Guarantee Obligees upon the insolvency, bankruptcy, dissolution or reorganization of Northern or upon, or as a result of, the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to Northern or any substantial part of the property of Northern, or otherwise, all as though such payment had not been made.

              (v) MKD and/or MKO shall make payment to the Indemnity Guarantee Obligees of the amount of its joint liability, if any, hereunder forthwith after demand therefor is made to MKD or MKO in writing, with no further or other obligation of the Indemnity Guarantee Obligees to make demand or presentment or to give notice. MKD and MKO hereby waive notice of acceptance of this instrument. Except as expressly otherwise provided herein, nothing herein shall constitute a waiver of any defence which MKD and/or MKO or their respective Affiliates may have.

              (vi) The guarantee provided for in clause (i) above is in addition and without prejudice to any guarantees or securities of any kind (including, without limitation, guarantees whether or not in the same form as this instrument) now or hereafter held by the Indemnity Guarantee Obligees.

              (vii) Upon payment and fulfilment of all of the indebtedness and obligations of Northern to the Indemnity Guarantee Obligees and the fulfilment of all indebtedness and obligations of Northern pursuant to the guarantee provided for in clause (i) above, the rights granted pursuant to such guarantee shall cease and become null and void and the Indemnity Guarantee Obligees shall, at the request of MKD or MKO, execute and deliver to MKD and MKO such deeds or other instruments as shall be required to release and discharge MKD and MKO from their covenants under this subsection 2.5(d).

              (viii) The guarantee provided for in clause (i) above is a continuing guarantee and shall (x) remain in full force and effect until payment and performance in full of the Indemnity Obligations, (y) be binding upon MKD and MKO, their respective successors and assigns, and (z) enure to the benefit of and be enforceable by the Indemnity Guarantee Obligees and their respective successors, transferees and assigns.

    (f)  ASSUMPTION OF NORTHERN'S LIABILITIES

              Each of GT Canada and BNC severally in its respective Assignment Proportion hereby assumes all Northern's liability for and agrees in a due and proper manner to discharge, perform and fulfil all those agreements, obligations, contracts, commitments, liabilities, costs, leases and licences entered into, incurred or suffered by the Contractor or by the Members of the Joint Venture or by Northern in its capacity as a Member of the Joint Venture that in any way relate to the Project, the Facility or the performance of the Work; PROVIDED THAT this assumption of liabilities shall not apply or extend to the Northern Excluded Obligations or to any liability or obligation of Northern to MKD or MKO or to any of Affiliate of MKD or MKO or to any creditor of MKD or MKO (other than a party hereto).

    (g)  AMENDMENT TO THE JOINT VENTURE AGREEMENT

              Each of the parties that is a party to the Joint Venture
Agreement hereby amends, effective the Closing Date, the Joint Venture Agreement in every respect necessary to provide for the withdrawal of Northern from the Joint Venture as provided for in this Agreement. Each of GT Canada, SCI and BNC agrees to execute and deliver an amended and restated Joint Venture Agreement to reflect this amendment.

    (h)  CONTRACTOR AND DEVELOPER FURTHER ASSURANCES

         (i) CONTRACTOR AGREEMENTS. Each of the Parties that is a party to any of the agreements of the Contractor listed in Schedule 2.8(a) agrees to execute and deliver on the Closing Date agreements in the form and content of the amending agreements contained in Schedule 2.8(a) to amend such agreements.

         (ii) DEVELOPER AGREEMENTS. Each of the parties that is a party to any of the agreements of the Developer listed in Schedule 2.8(b) agrees to execute and deliver on the Closing Date agreements in the form and content of the amending agreements contained in Schedule 2.8(b) to amend such agreements.

                                     ARTICLE III
                              PARENT COMPANY OBLIGATIONS

    (a)  RELEASE, INDEMNIFICATION AND ASSUMPTION OF LIABILITIES OF MKD AND MKO.

              Each of GTM, BNNV, SCI, the Members and the Developer hereby releases and forever discharges each of MKD and MKO and their Affiliates and respective current and former directors, officers, employees and agents (collectively, the "MK Releasees") from all Claims that GTM, BNNV, SCI, the Members or the Developer or any of their Affiliates may now have or hereafter can, shall or may have or assert against any MK Releasee for or by reason of or in any way arising out of any cause, matter or thing relating to the Project or the Facility or the performance or non-performance of the Work or pursuant to any of the obligations of MKD or MKO under the Parent Company Guarantee Agreement, the Parent Companies' Contractor Guarantee, the Parent Companies' Developer Guarantee or the Charter (as defined in subsection 5.1(h)) or any other agreement entered into by MKD or MKO in its capacity as the parent company of a Member of the Joint Venture in relation to the Project, the Facility or the performance of the Work, including any direct Claims which any of GTM, BNNV, SCI, the Members or the Developer may have against any MK Releasee or any indirect Claim which any Person may have against any MK Releasee as a result of a Claim being made by any third party against any of GTM, BNNV, SCI, the Members, the Developer or any of their Affiliates in relation to the Project, the Facility or the performance or non-performance of the Work. Each of GTM and BNNV severally in their respective Assignment Proportions hereby indemnifies and holds harmless any MK Releasee against any Claim brought against or incurred or suffered by any MK Releasee, which has arisen or may now or hereafter arise as a result of any cause, matter or thing relating to the Project or the Facility or the performance or non-performance of the Work or pursuant to any obligations of MKD or MKO under the Parent Company Guarantee Agreement, the Parent Companies' Contractor Guarantee or the Parent Companies' Developer Guarantee and assumes in its respective Assignment Proportion all liability for and agrees in a due and proper manner to discharge, perform and fulfil all the agreements, obligations and liabilities of MKD and/or MKO under and pursuant to the Parent Company Guarantee Agreement, the Parent Companies' Contractor Guarantee and the Parent Companies' Developer Guarantee or any other agreement relating to the Project under which MKD or MKO may be liable; PROVIDED THAT, the releases, indemnifications and assumptions provided for in this section 3.1 shall not apply or extend to:

                (i) any liability of MKD or MKO under the Technical Service Agreement;

               (ii) any liability of MKD or MKO for breach of any representation, warranty or covenant of MKD or MKO under this Agreement; and

              (iii)     any liability for taxes payable by any MK Releasee.

    (b)  TRANSFER OF MKD AND MKO INTERESTS.

              Each of MKD and MKO hereby assigns and transfers to GTM and BNNV, in their respective Assignment Proportions, all of MKD's and MKO's interest in the Project, the Facility, the Work, the Joint Venture and the Developer, including, without limitation, any amounts payable by either the Joint Venture or the Developer to either MKD or MKO (but excluding its rights and entitlements under the Technical Services Agreement), on a non-recourse basis and without any representation or warranty except as expressly set out in this Agreement.

    (c)  RELEASE OF GTM, BNNV AND SCI

              Other than with respect to any Claim which MKD or MKO may have pursuant to this Agreement including, without limitation, pursuant to Section
3.1 hereof, each of MKD and MKO hereby releases and forever discharges each of GTM, BNNV and SCI and their respective affiliates and respective directors, officers, employees and agents (collectively, the "Parent Releasees") from all Claims that MKD or MKO may now have or hereafter can, shall or may have or assert against any Parent Releasee for or by reason of or in any way arising out of any cause, matter or thing relating to the Project or the Facility or the performance or non-performance of the Work or pursuant to any of the obligations of GTM, BNNV and SCI under the Parent Company Guarantee Agreement, the Parent Companies' Contractor Guarantee or the Parent Companies' Developer Guarantee or any other agreement entered into by GTM, BNNV and SCI in their respective capacities as parent companies of, or as, a Member of the Joint Venture in relation to the Project, the Facility or the performance of the Work, including any direct Claims which either MKD or MKO may have against any Parent Releasee or an indirect Claim which any Person may have against any Parent Releasee as a result of a Claim being made by any third party against either MKD or MKO in relating to the Project, the Facility or the performance or non-performance of the Work, including, without limitation, any amounts payable by the Joint Venture or the Developer to MKD or MKO; PROVIDED THAT, such release shall not apply or extend to any Claim arising under the Technical Services Agreement.

    (d)  DEVELOPER LOAN RELEASE.

              GTM International hereby releases and discharges MKD and its current and former directors, officers, employees and agents (collectively, MKD Releasees") from all Claims that GTM International may now have or hereafter can, shall or may have or assert against MKD for or by reason of or in any way arising out of the obligations of MKD pursuant to Section 7.3 of the Developer Loan Agreement made as of October 7, 1993 among Strait Crossing Finance Inc., the Developer, MKD and GTM International (the "the Developer Obligations") and each of GTM International and BNIBV severally in their respective Assignment Proportions hereby indemnifies MKD against any Claim brought against or incurred or suffered by MKD pursuant to Section 7.3 of the Developer Loan Agreement, and each of GTM International and BNIBV in the respective

Assignment Proportions severally hereby assumes all liability for and agrees in a due and proper manner to discharge, perform and fulfil the obligations set forth in Section 7.3 of the Developer Loan Agreement.

    (e)  PARENT COMPANY FURTHER ASSURANCES.

              Each of GTM and BNNV agrees to execute and deliver a consent and acknowledgement to affirm the Parent Companies' Contractor Guarantee and the Parent Companies' Developer Guarantee in form and content substantially the same as the form and content of the draft consent and acknowledgement contained in
Schedule 3.3(a) of this Agreement. Each of the parties that is a party to the Second Amended and Restated Parent Company Guarantee Agreement hereby amends, effective the Closing Date, the Second Amended and Restated Parent Company Guarantee Agreement in every respect necessary to provide for the releases and other provisions of this Agreement relating to the withdrawal of MKD and MKO. Each of GTM, BNNV and SCI agrees to execute and deliver an amended and restated Parent Company Guarantee Agreement to reflect this amendment.


                                      ARTICLE IV
                         TRANSFER OF SHARES OF THE DEVELOPER

    (a)  REPRESENTATION OF NORTHERN

              Northern hereby represents and warrants to GT Canada and BNC that it is the beneficial owner of record of 360 common shares (the "Transferred Shares") in the capital of the Developer, with good and marketable title thereto, which will at delivery of the Transferred Shares be free and clear of all encumbrances, other than encumbrances pursuant to the Amended and Restated Share Pledge Agreement made as of September 30, 1994 among SCI, GT Canada, Northern, BNC and Montreal Trust Company in its capacity as trustee and agent for the Government and, without limiting the foregoing, none of the Transferred Shares is subject to any voting trust, shareholder agreement or voting agreement other than the SCDI Shareholders Agreement.

    (b)  TRANSFER OF THE DEVELOPER SHARES

              Northern hereby agrees to sell, assign and transfer to GT Canada 209 common shares in the capital of the Developer and agrees to sell, assign and transfer to BNC 151 common shares in the capital of the Developer, in each case, without recourse and only with the representations and warranties set forth in this Agreement, in consideration for the respective covenants and agreements of GT Canada and BNC contained in this Agreement.

    (c)  ASSIGNMENT OF BNC NOTE

              Northern hereby agrees to assign and transfer, without recourse and only with the representations and warranties set forth in this Agreement, to BNCBV the promissory note issued by BNC as of September 30, 1994 in favour of Northern ("the BNC Note") in consideration for the covenants and agreements of BNNV and BNC hereunder. Northern hereby represents and warrants to BNCBV that as of the Closing Date Northern is the beneficial owner of the BNC Note free and clear of all encumbrances except encumbrances pursuant to the Note Pledge Agreement made as of September 30, 1994 among Atlas-Gest Inc., Northern and Montreal Trust Company in its capacity as trustee and agent for the Government. BNC hereby acknowledges and consents to the transfer of the BNC Note by Northern to BNCBV. BNCBV hereby assumes each and every obligation and covenant of Northern pursuant to the Share Subscription Agreement made as of September 30, 1994 (the "Share Subscription Agreement") among Northern, Atlas-Gest Inc., the Developer and the Government, and agrees to indemnify Northern in respect of any Claim, brought against or incurred or suffered by Northern as a present or former party to the Share Subscription Agreement.

    (d)  BNNV GUARANTEE

              BNNV hereby acknowledges and consents to the assignment of the BNC Note by Northern to BNCBV and acknowledges and agrees that the guarantee (the "BNNV Guarantee") made by BNNV as of September 30, 1994 in respect of the BNC Note shall remain in full force and effect unamended by the transfer of the BNC Note from Northern to BNCBV and BNCBV as the transferee of the BNC Note shall be entitled to all of the rights and obligations made in favour of Northern by BNNV pursuant to the BNNV Guarantee. BNNV hereby indemnifies and holds harmless Northern against any Claim brought against or suffered by Northern which has arisen or may now or hereafter arise out of any cause, matter or thing relating to the obligations of Northern under the Share Subscription Agreement.

    (e)  SCDI SHAREHOLDERS AGREEMENT

              Each of the parties that is a party to the SCDI Shareholders Agreement hereby amends the SCDI Shareholders Agreement in every respect necessary to reflect the disposition by Northern of all of its shares of the Developer and the other transaction provided for in this Agreement. Each of SCI, GT Canada, BNC and the Developer agrees to, and GT Canada will cause Atlas Construction Inc. to, execute and deliver an amended and restated Unanimous Shareholders' Agreement to reflect this amendment.


                                      ARTICLE V

                                      CONDITIONS

    (a)  CONDITIONS.

              The performance of the obligations of each of the parties under this Agreement is subject to the following conditions, each of which is for the benefit of each of the parties, to be performed or fulfilled at or prior to the Time of Closing. If any of the conditions set forth below shall not be performed or fulfilled at or prior to the Time of Closing to the satisfaction of a party, acting reasonably, that party may, by notice to each of the other parties terminate its obligations under this Agreement and upon the obligations of that party hereunder being terminated, the obligations of each of the other parties hereto are also terminated, without prejudice to the right any party hereunder may have as a result of any breach of covenant, representation or warranty by any other party. Any such condition may be waived in whole or in part by any party without prejudice to any other right such party may have:

         (i) CONSENT OF GOVERNMENT. The Government shall have executed and delivered a Consent in substantially the form and content of the form of Consent attached hereto as Schedule 5.1(a);

         (ii) RELEASE BY GOVERNMENT. The Government shall have executed and delivered a form of release in substantially the form and content of the form of Release attached hereto as Schedule 5.1(b) releasing MKD and MKO from their obligations under the Parent Companies' Developer Guarantee;

         (iii) RELEASE BY THE DEVELOPER. The Developer shall have executed and delivered a form of release in substantially the form and content of the form of Release attached hereto as Schedule 5.1(c) releasing MKD and MKO from their obligations under the Parent Companies' Contractor Guarantee;

         (iv) RIDERS TO BONDS. Each of the Sureties shall have executed and delivered the Riders to the Bonds in substantially the form and content of the forms of Rider attached hereto in Schedule 5.1(d);

         (v) AMENDMENTS TO AGREEMENTS. Each of the parties to the agreements listed in Schedule 2.8(a) and (b) shall have executed and delivered agreements amending all such agreements in substantially the form and content of the draft amending agreements attached hereto in Schedules 2.8(a) and 2.8(b);

         (vi) LENDER CONSENTS. MKO and MKD shall have obtained all required consents and releases of MKD's and MKO's creditors necessary to give effect to the transactions provided for herein in form and substance satisfactory to GTM, BNNV and SCI;

         (vii) RELEASES BY SURETIES AND CREDIT LYONNAIS CANADA. The Sureties shall have released MKD, MKO, Northern and their respective Affiliates, as applicable, from their respective obligations under the Application for Performance and Payment Bonds and Indemnity Agreement in Form No. 2 executed by Northern, SCI, GT Canada, BNC and the Sureties; and Credit Lyonnais Canada shall have released MKD, MKO, Northern and their respective Affiliates, as applicable, from their obligations under the standby letter of credit and reimbursement agreement dated as of October 7, 1993 among the Developer, MKD, MKO, GTM and Credit Lyonnais Canada and the guarantee agreement dated as of October 7, 1993 among MKD, MKO and Credit Lyonnais Canada in each case in form and substance satisfactory to MKO, MKD and Northern; and

         (viii) TRANSFER OF BETTY L BARGE. MKO shall have transferred the Betty L Barge to such person as BNNV and GTM shall have jointly in writing designated to MKO (the "Betty L Transferee"), the Betty L Transferee shall have assumed the obligations of MKO under the charter party lease among MKO and the Joint Venture dated as of January 11, 1994 (the "Charter"), and the Betty L Transferee shall have agreed to be bound by, or executed and delivered an agreement in substantially the same terms as, the non-disturbance agreement previously executed and delivered by MKO with respect to its rights as lessor under the Charter.

    (b)  COVENANTS TO SATISFY CONDITIONS.

              Each of the parties covenants and agrees to use all of its reasonable best efforts to ensure that each of the conditions to the performance of its obligations under this Agreement is satisfied at the Time of Closing. Each party also hereby covenants and agrees to use all its reasonable best efforts to ensure that the conditions, if any, to the Consent of the Government referred to in paragraph 5.1(a) and the Riders to the Bonds referred to in
Schedule 5.1(d) are satisfied.


                                      ARTICLE VI
                                       CLOSING

    (a)  PLACE OF CLOSING.

              The closing shall take place at the Time of Closing at the offices of Davies, Ward & Beck, Suite 4400, 1 First Canadian Place, Toronto, Ontario.

    (b)  FURTHER ASSURANCES AND POWER OF ATTORNEY.

              From time to time subsequent to the Closing Date, each party to this Agreement covenants and agrees that it will at all times after the Closing Date, at the expense of the requesting party, promptly execute and deliver all such documents, including, without limitation, all such additional conveyances, transfers, consents and other assurances and do all such other acts and things as the other party, acting reasonably, may from time to time request be executed or done in order to better evidence or perfect or effectuate any provision of this Agreement or of any agreement or other document executed pursuant to this Agreement or any of the respective obligations intended to be created hereby or thereby. Each of MKD, MKO and Northern agrees to execute and deliver to the Joint Venture a power of attorney in favour of any member of the Executive Committee of the Joint Venture to execute and deliver all of the agreements, instruments and other documents referred to in this section 6.2 on behalf of MKD, MKO or Northern as the case may be. Each of GT Canada, GTM, BNNV and BNC jointly and severally hereby indemnifies and holds harmless MKD, MKO and Northern against any Claim brought against or incurred or suffered by any of MKD, MKO or Northern as a result of the use of the Power of Attorney provided for in the foregoing sentence.


                                     ARTICLE VII
                              INDEMNIFICATION PROCEDURES

    (a)  NOTICE OF CLAIM

              In the event that a party (the "Indemnified Party") shall become aware of any Claim in respect of which another party (the "Indemnifying Party") agreed to indemnify the Indemnified Party pursuant to any provision of this Agreement, the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. Such notice shall specify whether the Claim arises as a result of a Claim by a Person against the Indemnified Party (a "Third Party Claim") or whether the Claim does not so arise (a "Direct Claim") and shall also specify with reasonable particularity (to the extent that the information is available) the factual basis for the Claim and the amount of the Claim, if known.

              If, through the fault of the Indemnified Party, the Indemnifying Party does not receive notice of any Claim in time to effectively contest the determination of any liability susceptible of being contested, the Indemnifying Party shall be entitled to set off against the amount claimed by the Indemnified Party the amount of any losses incurred by the Indemnifying Party resulting directly from the Indemnified Party's failure to give such notice on a timely basis.

    (b)  THIRD PARTY CLAIMS

              With respect to any Third Party Claim, the Indemnifying Party shall have the right, at its expense, to participate in or assume control of the negotiation, settlement or defence of the Claim and, in such event, the Indemnifying Party shall reimburse the Indemnified Party for all the Indemnified Party's out-of-pocket expenses as a result of such participation or assumption. If the Indemnifying Party elects to assume such control, the Indemnified Party shall have the right to participate in the negotiation, settlement or defense of such Third Party Claim and to retain counsel to act on its behalf, provided that the fees and disbursements of such counsel shall be paid by the Indemnified Party unless the Indemnifying Party consents to the retention of such counsel or unless the named parties to any action or proceeding include both the Indemnifying Party and the Indemnified Party and a representation of both the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to the actual or potential differing interests between them (such as the availability of different defences). If the Indemnifying Party, having elected to assume such control, thereafter fails to defend the Third party Claim within a reasonable time, the Indemnified Party shall be entitled to assume such control and the Indemnifying Party shall be bound by the results obtained by the Indemnified Party with respect to such Third party Claim. If any Third Party Claim is of a nature such that the Indemnified Party is required by applicable law to make a payment to any Person (a "Third Party") with respect to the Third Party Claim before the completion of settlement negotiations or related legal proceedings, the Indemnified Party may make such payment and the Indemnifying Party shall, forthwith after demand by the Indemnified Party, reimburse the Indemnified Party for such payment. If the amount of any liability of the Indemnified Party under the Third party Claim in respect of which such payment was made, as finally determined, is less than the amount that was paid by the Indemnifying Party to the Indemnified Party, the Indemnified Party shall, forthwith after receipt of the difference from the Third Party, pay the amount of such difference to the Indemnifying Party.

    (c)  SETTLEMENT OF THIRD PARTY CLAIMS

              If the Indemnifying Party does not assume control of the defence of any Third Party Claim within a reasonable time, the Indemnified Party shall have the exclusive right to contest, settle or pay the amount claimed. Whether or not the Indemnifying Party assumes control of the negotiation, settlement or defence of any Third party Claim, the Indemnifying Party shall not settle any Third Party Claim without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed; provided, however, that the liability of the Indemnifying Party shall be limited to the proposed settlement amount only if (i) any such consent is not obtained for any reason, and (ii) the settlement contains no admission of liability of the Indemnified Party or, if it does contain such an admission, the parties to the settlement agree to maintain such admission of liability as confidential information and, subject to law, not to disclose it to any other person.

    (d)  CO-OPERATION

              The Indemnified Party and the Indemnifying Party shall co-operate fully with each other with respect to Third Party Claims, and shall keep each other fully advised with respect thereto (including supplying copies of all relevant documentation promptly as it becomes available).

    (e)  DIRECT CLAIMS

              With respect to any Direct Claim, following receipt of notice from the Indemnified Party of the Claim, the Indemnifying Party shall have 60 days to make such investigation of the Claim as is considered necessary or desirable. For the purposes of such investigation, the Indemnified Party shall make available to the Indemnifying Party the information relied upon by the Indemnified Party to substantiate the Claim, together with all such other information as the Indemnifying Party may reasonably request. If both parties agree at or prior to the expiration of such 60 - day period (or any mutually agreed upon extension thereof), as to the validity and amount of such Claim, the Indemnifying Party shall immediately pay to the Indemnified Party the full agreed upon amount of the Claim, failing which the matter shall be referred to binding arbitration if and in such manner as the parties may agree or failing such agreement shall be determined by a court of competent jurisdiction.

    (f)  AUTHORITY TO BIND

              For the purposes of this Article 7, where any MK Releasee or Northern Releasee is an Indemnified Party and GTM or any Affiliate of GTM and BNNV or any Affiliate of BNNV is an Indemnifying Party, GTM shall provide, and the MK Releasee or Northern Releasee shall for all purposes of this Article 7 be entitled to rely on, notices, agreements, consents, acknowledgements, confirmations, undertakings or settlements made by GTM or any Affiliate of GTM as an Indemnifying Party as being binding upon each and every other Indemnifying Party, unless GTM advises the MK Releasee or Northern Releasee that BNNV is to perform this role, in which case BNNV shall provide, and the MK Releasee or Northern Releasee shall for all purposes of this Article 7 be entitled to rely on, notices, agreements consents, acknowledgements, confirmations, undertakings or settlements made by BNNV or any Affiliate of BNNV as an Indemnifying Party as being binding upon each and every other Indemnifying Party.


                                     ARTICLE VIII
                        GENERAL REPRESENTATIONS AND WARRANTIES

    (a)
REPRESENTATIONS AND WARRANTIES

              Each of the parties hereby represents and warrants to each of the other parties hereby as follows:

         (i) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was incorporated or continued, and has full corporate power and authority to execute, deliver and perform its obligations under this agreement and each other agreement which this agreement contemplates such party will execute and deliver (the "Ancillary Agreements").

         (ii) the execution and delivery by it of this agreement and the Ancillary Agreements and the performance by it of its obligations under this agreement and the Ancillary Agreement have been duly and validly authorized in accordance with all applicable requirements. Upon execution and delivery by it, this agreement and the Ancillary Agreements are and will be legal, valid and binding obligations of it enforceable against it in accordance with their respective terms.

         (iii) the execution and delivery of this agreement and the Ancillary Agreements by it and the performance and consummation of the transactions contemplated hereby and thereby by it, do not conflict with or constitute a default under (or an event which could constitute a default with the giving of notice, the lapse of time or both) or result in a breach of any of the terms, conditions or provisions of:

              (I)       its articles or by-laws;

              (II) any judgment, order, writ, injunction or decree of any court, other tribunal or governmental authority;

              (III) any agreement, instrument, indenture, mortgage, lease or arrangement to which it is a party or by which it or its property or assets are bound; or

              (IV) any law, statute or regulation binding upon it or its property and assets,

              except in any case where any necessary consent has been obtained or where any such default which has been waived.


                                      ARTICLE IX
                                    MISCELLANEOUS

    (a)  NOTICES

         (i) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be delivered in person or, transmitted by telecopy or similar means of record electronic communication addressed as follows:

                (I) if to BNNV, BNCBV, BNIBV or BNC, addressed to such company at:

                        Ballast Nedam Canada Limited
                        Laan van Kronenburg 2
                        1183 AS Amstelveen
                        The Netherlands
                        Fax:           31 20 640 2186
                        Attention:     Mr. Roy H. Draper

                        With a copy to:

                        Reynolds, Mirth, Richards and Farmer
                        3200 Manulife Place
                        10180 - 101 Street
                        Edmonton, Alberta
                        T5J 3W8
                        Fax:           403-429-3044
                        Attention:     Mr. Rob Graesser

               (II)     if to GT Canada or GTM, addressed to such company at:

                        GTM-Entrepose
                        61, Avenue Jules-Quentin
                        92000 Nanterre, France
                        Fax:           331 4695 7432
                        Attention:     Mr. Jerome Tolot

                        With a copy to:

                        G.T.M.I. (Canada) Inc.
                        8200 Decarie Blvd., Suite 200
                        Montreal, Quebec
                        H4P 2P5
                        Fax:           514-341-3060
                        Attention:     Mr. Alain H. Boisset

              (III)     if to GTMI International, addressed to such company at:

                        GTM International
                        57, Avenue Jules-Quentin
                        92000 Nanterre, France
                        Fax:           331 4695 4871
                        Attention:     Mr. Herve Tricot

               (IV)     if to MKD, MKO or Northern:

                        Morrison Knudsen Corporation/Northern Construction
                        Company
                        720 Park Boulevard
                        Boise, Idaho
                        83712 U.S.A.
                        Fax:           208-386-5298
                        Attention:     Mr. Stephen G. Hanks

                (V)     if to SCI:

                        Strait Crossing Inc.
                        7th Floor
                        1177 - 11th Avenue S.W.
                        Calgary, Alberta
                        T2R 1K9
                        Fax:           403-228-8643
                        Attention:     Mr. J. David Pirie

               (VI)     if to the Developer or SCBL:

                        To each Member of the Joint Venture at the address for notice specified under this section.

         (ii) Any such notice or other communication shall be deemed to have been given and received on the day on which it was delivered or transmitted (or if such day is not a Business Day, on the next following Business Day).

         (iii) Either party may at any time change its address for service from time to time by giving notice to the other party in accordance with this section 10.1.

    (b)  LEGAL FEES AND DISBURSEMENTS

         The parties agree that the fees and disbursements of Davies, Ward & Beck, of Stewart, McKelvey, Sterling & Scales, local counsel in the Provinces of New Brunswick and PEI to the Joint Venture and the Developer and of Patterson, Palmer, Hunt & Murphy and Borden & Elliot, and Akin, Gump, Strauss, Hauer and Feld, L.L.P., incurred in respect of settling this agreement and all of the agreements, documents and instruments required to be delivered pursuant to or as contemplated by this Agreement, completing the transactions contemplated by this Agreement and obtaining the consents and acknowledgements of the Government and other third parties as contemplated by this Agreement, shall be shared as to 50% by BNNV and GTM jointly and severally and as to 50% by MKD and MKO jointly and severally. The fees and disbursements of any separate counsel to any individual party to this Agreement shall be the sole responsibility of such party.

    (c)  COUNTERPARTS

              This Agreement may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and same instrument.


              IN WITNESS WHEREOF this Agreement has been executed by the parties as of the 29th day of March, 1996.


BALLAST NEDAM N.V.                     BALLAST NEDAM CANADA LIMITED


         /s/ ROY H. DRAPER                  /s/ ROY H. DRAPER
by                                     by
   ---------------------------            ---------------------------


G.T.M.I. (CANADA) INC.                 GTM-ENTREPOSE, S.A.


         /s/ ALAIN H. BOISSET               /s/ HERVE TRICOT
by                                     by
   ---------------------------            ---------------------------


GTM INTERNATIONAL, S.A.                MORRISON KNUDSEN CORPORATION (a
                                       Delaware corporation)


         /s/ HERVE TRICOT                   /s/ JONATHAN M. ROBERTSON
by                                     by
   ---------------------------            ---------------------------

MORRISON KNUDSEN CORPORATION           NORTHERN CONSTRUCTION
(An Ohio Corporation)                  COMPANY LTD.


        /s/ FRANK FINLAYSON                 /s/ FRANK FINLAYSON
by                                     by
   ---------------------------            ---------------------------


STRAIT CROSSING INC.                   STRAIT CROSSING DEVELOPMENT INC.


        /s/ J. DAVID PIRIE                  /s/ J. DAVID PIRIE
by                                     by
   ---------------------------            ---------------------------


STRAIT CROSSING BRIDGE LIMITED         BALLAST NEDAM INTERNATIONAL B.V.


        /s/ J. DAVID PIRIE                  /s/ ROY H. DRAPER
by                                     by
   ---------------------------            ---------------------------


BALLAST NEDAM CANADA B.V.


        /s/ ROY H. DRAPER
by
   ---------------------------

                                      SCHEDULES


    [The Registrant agrees to provide the Securities and Exchange Commission, upon request, with copies of the Schedules hereto.]